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                                                                     Exhibit 1X

                            ARTICLES SUPPLEMENTARY

                                      TO

           THE ARTICLES OF INCORPORATION OF BNY HAMILTON FUNDS, INC.

   BNY Hamilton Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: Immediately prior to the filing of these Articles Supplementary
   (i) the Corporation was authorized to issue fifty-six billion (56,000,000,000) shares of capital stock designated as Common Stock and having a par value of one tenth of one cent ($.001) per share for an aggregate par value of fifty-six million dollars ($56,000,000), (ii) the authorized shares of Common Stock were previously classified by the Board of Directors and were allocated among the Corporation's twenty-two series as follows:

 BNY Hamilton Enhanced Income Fund
    Institutional Class............................................ 400,000,000
    Class A Shares................................................. 400,000,000
    Class C Shares................................................. 400,000,000

 BNY Hamilton Large Cap Equity Fund
    Institutional Class............................................ 200,000,000
    Class A Shares................................................. 200,000,000
    Class C Shares................................................. 200,000,000

 BNY Hamilton Intermediate Government Fund
    Institutional Class............................................ 200,000,000
    Class A Shares................................................. 200,000,000
    Class C Shares................................................. 200,000,000

 BNY Hamilton Intermediate New York Tax-Exempt Fund
    Institutional Class............................................ 200,000,000
    Class A Shares................................................. 200,000,000
    Class C Shares................................................. 200,000,000

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BNY Hamilton Money Fund
   Institutional Class........................................... 3,000,000,000
   Hamilton Class................................................ 7,000,000,000
   Agency Class.................................................. 3,000,000,000
   Premier Class................................................. 4,000,000,000
   Classic Class................................................. 3,000,000,000
   Retail Class.................................................. 3,000,000,000

BNY Hamilton Treasury Money Fund
   Institutional Class........................................... 3,000,000,000
   Hamilton Class................................................ 2,000,000,000
   Agency Class.................................................. 3,000,000,000
   Premier Class................................................. 3,000,000,000
   Classic Class................................................. 2,000,000,000
   Retail Class.................................................. 3,000,000,000

BNY Hamilton New York Tax-Exempt Money Fund
   Hamilton Class................................................ 2,000,000,000
   Premier Class................................................. 2,000,000,000
   Classic Class................................................. 2,000,000,000

BNY Hamilton Large Cap Growth Fund
   Institutional Class...........................................   200,000,000
   Class A Shares................................................   200,000,000
   Class C Shares................................................   200,000,000

BNY Hamilton Small Cap Growth Fund
   Institutional Class...........................................   200,000,000
   Class A Shares................................................   200,000,000
   Class C Shares................................................   200,000,000

BNY Hamilton International Equity Fund
   Institutional Class...........................................   200,000,000
   Class A Shares................................................   200,000,000
   Class C Shares................................................   200,000,000

BNY Hamilton Intermediate Investment Grade Fund
   Institutional Class...........................................   200,000,000
   Class A Shares................................................   200,000,000
   Class C Shares................................................   200,000,000

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 BNY Hamilton Intermediate Tax-Exempt Fund
    Institutional Class............................................ 200,000,000
    Class A Shares................................................. 200,000,000
    Class C Shares................................................. 200,000,000

 BNY Hamilton Large Cap Value Fund
    Institutional Class............................................ 200,000,000
    Class A Shares................................................. 200,000,000
    Class C Shares................................................. 200,000,000

 BNY Hamilton Large Cap Growth CRT Fund............................ 200,000,000

 BNY Hamilton Small Cap Growth CRT Fund............................ 200,000,000

 BNY Hamilton International Equity CRT Fund                         200,000,000

 BNY Hamilton S&P 500 Index Fund
    Institutional Class............................................ 200,000,000
    Investor Class................................................. 200,000,000

 BNY Hamilton U.S. Bond Market Index Fund
    Institutional Class............................................ 200,000,000
    Investor Class................................................. 200,000,000

 BNY Hamilton Multi-Cap Equity Fund
    Institutional Class............................................ 200,000,000
    Class A Shares................................................. 200,000,000
    Class C Shares................................................. 200,000,000

 BNY Hamilton High Yield Fund
    Institutional Class............................................ 200,000,000
    Class A Shares................................................. 200,000,000
    Class C Shares................................................. 200,000,000

 BNY Hamilton Small Cap Core Equity Fund
    Institutional Class............................................ 200,000,000
    Class A Shares................................................. 200,000,000
    Class C Shares................................................. 200,000,000

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 BNY Hamilton Municipal Enhanced Yield Fund
    Institutional Class............................................ 200,000,000

   and the remaining one billion (1,000,000,000) authorized shares of Common Stock remain undesignated as to series or class.

      SECOND: Acting pursuant to authority granted to the Board of Directors in Article FIFTH of the Corporation's Articles of Incorporation, as amended, and Section 2-105(c) of the Maryland General Corporation Law to increase or decrease the aggregate number of shares of its Common Stock and of each series thereof, the Board of Directors has (i) increased the number of shares of Common Stock, par value of one tenth of one cent ($.001) per share, that the Corporation has the authority to issue by twenty-six billion (26,000,000,000) shares, from 56,000,000,000 to 82,000,000,000 shares,
   (ii) removed the designations of the series of Common Stock referred to as the "BNY Hamilton Large Cap Growth CRT Fund", the "BNY Hamilton Small Cap Growth CRT Fund" and the "BNY Hamilton International Equity CRT Fund" and reallocated the authorized shares of said series to the shares of Common Stock which are undesignated as to series or class, (iii) increased the number of shares designated as shares of the "Premier" class and the "Hamilton" class of the BNY Hamilton Money Fund series by 3 billion (3,000,000,000) shares each, (iv) created two additional series of Common Stock referred to as the "BNY Hamilton 100% U.S. Treasury Securities Money Fund" and the "BNY Hamilton U.S. Government Money Fund", each of which series is divided into five classes, designated as the "Institutional Class", the "Hamilton Class", the "Agency Class", the "Premier Class" and the "Classic Class", and (v) provided for the issuance of shares of the series and the classes described in items (iii) and (iv) above. The series and classes so created shall consist, until further changed, of the number of shares allocated to such series and classes by the Board of Directors as set forth below, with the result that the authorized shares of Common Stock are now allocated as follows:

 BNY Hamilton Enhanced Income Fund
    Institutional Class............................................ 400,000,000
    Class A Shares................................................. 400,000,000
    Class C Shares................................................. 400,000,000

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BNY Hamilton Large Cap Equity Fund
   Institutional Class..........................................    200,000,000
   Class A Shares...............................................    200,000,000
   Class C Shares...............................................    200,000,000

BNY Hamilton Intermediate Government Fund
   Institutional Class..........................................    200,000,000
   Class A Shares...............................................    200,000,000
   Class C Shares...............................................    200,000,000

BNY Hamilton Intermediate New York Tax-Exempt Fund
   Institutional Class..........................................    200,000,000
   Class A Shares...............................................    200,000,000
   Class C Shares...............................................    200,000,000

BNY Hamilton Money Fund
   Institutional Class..........................................  3,000,000,000
   Hamilton Class............................................... 10,000,000,000
   Agency Class.................................................  3,000,000,000
   Premier Class................................................  7,000,000,000
   Classic Class................................................  3,000,000,000
   Retail Class.................................................  3,000,000,000

BNY Hamilton Treasury Money Fund
   Institutional Class..........................................  3,000,000,000
   Hamilton Class...............................................  2,000,000,000
   Agency Class.................................................  3,000,000,000
   Premier Class................................................  3,000,000,000
   Classic Class................................................  2,000,000,000
   Retail Class.................................................  3,000,000,000

BNY 100% U.S. Treasury Securities Money Fund
   Institutional Class..........................................  2,000,000,000
   Hamilton Class...............................................  2,000,000,000
   Agency Class.................................................  2,000,000,000
   Premier Class................................................  2,000,000,000
   Classic Class................................................  2,000,000,000

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BNY Hamilton U.S. Government Money Fund
   Institutional Class........................................... 2,000,000,000
   Hamilton Class................................................ 2,000,000,000
   Agency Class.................................................. 2,000,000,000
   Premier Class................................................. 2,000,000,000
   Classic Class................................................. 2,000,000,000

BNY Hamilton New York Tax-Exempt Money Fund
   Hamilton Class................................................ 2,000,000,000
   Premier Class................................................. 2,000,000,000
   Classic Class................................................. 2,000,000,000

BNY Hamilton Large Cap Growth Fund
   Institutional Class...........................................   200,000,000
   Class A Shares................................................   200,000,000
   Class C Shares................................................   200,000,000

BNY Hamilton Small Cap Growth Fund
   Institutional Class...........................................   200,000,000
   Class A Shares................................................   200,000,000
   Class C Shares................................................   200,000,000

BNY Hamilton International Equity Fund
   Institutional Class...........................................   200,000,000
   Class A Shares................................................   200,000,000
   Class C Shares................................................   200,000,000

BNY Hamilton Intermediate Investment Grade Fund
   Institutional Class...........................................   200,000,000
   Class A Shares................................................   200,000,000
   Class C Shares................................................   200,000,000

BNY Hamilton Intermediate Tax-Exempt Fund
   Institutional Class...........................................   200,000,000
   Class A Shares................................................   200,000,000
   Class C Shares................................................   200,000,000

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 BNY Hamilton Large Cap Value Fund
    Institutional Class............................................ 200,000,000
    Class A Shares................................................. 200,000,000
    Class C Shares................................................. 200,000,000

 BNY Hamilton S&P 500 Index Fund
    Institutional Class............................................ 200,000,000
    Investor Class................................................. 200,000,000

 BNY Hamilton U.S. Bond Market Index Fund
    Institutional Class............................................ 200,000,000
    Investor Class................................................. 200,000,000

 BNY Hamilton Multi-Cap Equity Fund
    Institutional Class............................................ 200,000,000
    Class A Shares................................................. 200,000,000
    Class C Shares................................................. 200,000,000

 BNY Hamilton High Yield Fund
    Institutional Class............................................ 200,000,000
    Class A Shares................................................. 200,000,000
    Class C Shares................................................. 200,000,000

 BNY Hamilton Small Cap Core Equity Fund
    Institutional Class............................................ 200,000,000
    Class A Shares................................................. 200,000,000
    Class C Shares................................................. 200,000,000

 BNY Hamilton Municipal Enhanced Yield Fund
    Institutional Class............................................ 200,000,000

   and the remaining one billion six hundred million (1,600,000,000) authorized shares of Common Stock remain undesignated as to series or class.

      THIRD: The terms of the shares of each series, and class thereof, designated above are as set forth in the Corporation's Articles of Incorporation filed with the State Department of Assessments and Taxation of Maryland on May 1, 1992, as amended by Articles of Amendment, dated June 29, 1992, January 22, 1997, May 22, 2002, January 26, 2004, January 7, 2005 and
   August 16, 2005 and supplemented by Articles Supplementary, dated June 29, 1994,

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   August 15, 1995, January 22, 1997, April 30, 1999, September 20,
   1999, February 17, 2000, February 27, 2001, April 4, 2001, November 14,
   2001, March 26, 2002, May 22, 2002, February 25, 2003, January 26,
   2004, January 7, 2005, April 15, 2005 and September 28, 2005.

      FOURTH: The Corporation is registered as an open-end management investment company under the Investment Company Act of 1940.

      FIFTH: After giving effect to the foregoing, the total number of shares of capital stock that the Corporation has authority to issue is eighty-two billion (82,000,000,000) shares, par value one tenth of one cent ($.001) per share for an aggregate par value of eighty-two million dollars ($82,000,000).

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   IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on September 28, 2006.

WITNESS:                                BNY HAMILTON FUNDS, INC.

By:    /s/ Molly Martin Alvarado        By:    /s/ Kevin Bannon
       -------------------------------         -------------------------------
Name:  Molly Martin Alvarado            Name:  Kevin Bannon
Title: Assistant Secretary              Title: President

   THE UNDERSIGNED, Kevin Bannon of BNY Hamilton Funds, Inc., who executed on behalf of the Corporation Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be the corporate act of the Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                                       /s/ Kevin Bannon
                                                       ------------------------
                                                 Name: Kevin Bannon

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